 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 10, 2011

CPI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51928	75-3142681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way, Palo Alto, CA		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 846-2900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01.                      Other Information.

On July 1, 2010, a purported class action complaint was filed against the directors of CPI International, Inc., a Delaware corporation (“CPI”), CPI, and Comtech Telecommunications, Corp., a Delaware corporation (“Comtech”), in the Superior Court of the State of California in and for the County of Santa Clara by Continuum Capital, a purported CPI stockholder, on behalf of itself and all others similarly situated (Case No. 1:10-CV-175940). Continuum Capital filed an amended complaint on July 28, 2010. The complaint and the amended complaint generally concerned CPI's prior merger agreement with Comtech, which was terminated on September 7, 2010.

As previously reported, on November 24, 2010, CPI, Catalyst Holdings, Inc., a Delaware corporation (“Catalyst”) and an affiliate of The Veritas Capital Fund IV, L.P. (“Veritas”), and Catalyst Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Catalyst (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into CPI (the “Merger”), with CPI surviving as a wholly owned subsidiary of Catalyst.

On December 9, 2010, after the announcement of the Merger Agreement and Merger,  Continuum Capital filed a motion for leave to file a second amended complaint adding allegations related to the Merger and adding allegations related to Veritas. On December 23, 2010, after CPI filed its preliminary proxy statement relating to a special meeting in connection with the approval of the Merger Agreement, Continuum Capital filed a third amended complaint, adding allegations related to the disclosures in the preliminary proxy statement.

The third amended complaint seeks: (i) determination that the action is a proper class action and that Continuum Capital is a proper class representative; (ii) judgment that CPI and its directors, as well as Cypress Associates II LLC, breached their fiduciary duties and that Veritas or its affiliates aided and abetted such breaches; (iii) unspecified compensatory and/or rescissory damages; (iv) interest, attorneys' fees, expert fees and other costs; and (v) such other relief as the court may find just and proper.

On January 10, 2011, CPI and the other defendants entered into a Memorandum of Understanding with Continuum Capital, whereby the plaintiff will dismiss its third amended complaint with prejudice in exchange for, among other agreements, an agreement by CPI to make certain additional disclosures concerning the merger, which disclosures have been included in a definitive proxy statement filed by CPI on January 11, 2011. In addition, the Memorandum of Understanding provides that, subject to court approval of the settlement, CPI, its insurers or its successor in interest will cause to be paid to the plaintiff's counsel $575,000 in full settlement of any claim for attorneys' fees and all expenses. CPI expects the majority of this payment to be borne by its insurance carrier.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included above constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide our current expectations, beliefs or forecasts of future events. Forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual events or results to differ materially from the results projected, expected or implied by these forward looking statements. Such differences may result from a variety of factors, including but not limited to: legal or regulatory proceedings or other matters that affect the timing or ability to complete the transactions as contemplated; the possibility that the expected funding for the merger will not be obtained; the possibility of disruption from the pending merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including but not limited to, due to the failure to satisfy the closing conditions; and developments beyond the control of CPI International, Inc. (CPI), including but not limited to: changes in domestic or global economic conditions, competitive conditions and consumer preferences; adverse weather conditions or natural disasters; international, political or military developments; and technological developments; and additional factors described in CPI’s filings with the Securities and Exchange Commission.

Participants in Solicitations

CPI and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from stockholders of CPI in connection with the merger. Information regarding CPI’s directors and executive officers is available in CPI’s proxy statement on Schedule 14A for its 2010 annual meeting of stockholders, which was filed with the SEC on January 20, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Additional Information about the Transaction and Where to Find It

The acquisition will be submitted to CPI’s stockholders for their consideration. In connection with the acquisition, CPI intends to file relevant materials with the SEC, including a proxy statement and other relevant documents concerning the merger. Investors and stockholders of CPI are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to the documents because they will contain important information about CPI and the merger.
Stockholders of CPI can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by CPI in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available. The proxy statement and any other relevant materials (when they become available), and any other documents filed by CPI with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a written request to: CPI International, Inc., 811 Hansen Way, Palo Alto, California 94303, Attention: Investor Relations. Investors and stockholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the merger.

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SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI INTERNATIONAL, INC.
(Registrant)

Date: January 12, 2011                                                                                By:                       /s/ Joel A. Littman
Joel A. Littman
Chief Financial Officer

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